UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Apexigen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39488	85-1260244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Shoreway Road Suite C
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 931-6236

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 27, 2023, Apexigen, Inc. (the “Company”) announced that it is implementing a corporate restructuring to extend its cash runway as it reviews and explores strategic alternatives. As part of the restructuring, which was approved by the Company’s Board of Directors on February 23, 2023, the Company plans to reduce the size of its workforce by 55%, impacting up to 11 of its 20 employee positions. The Company expects to eliminate six employee positions by the end of February 2023 and five additional positions by the end of April 2023.

On February 26, 2023, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a retention plan in connection with the corporate restructuring in order to retain certain employees required to explore strategic alternatives and maintain operations as it explores those strategic alternatives. Under the retention plan, certain employees will receive retention cash awards and awards of restricted stock units. These retention cash awards will become payable and the restricted stock unit awards will vest upon the earliest of the occurrence of (i) certain actions relating to a strategic transaction, (ii) June 30, 2023 and/or September 30, 2023, depending on the employee, and (iii) such employee’s earlier termination, subject to certain exceptions.

The total costs related to the Company’s cost-cutting measures and retention plan are estimated to be approximately (i) $1.1 million in employee termination costs primarily related to severance costs, which are expected to be incurred in the first and second quarters of 2023, and (ii) $0.6 million in employee retention costs primarily related to the retention plan, which are expected to be incurred in the second and third quarters of 2023.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the retention plan approved by the Committee on February 26, 2023, Francis Sarena, the Company’s President and Chief Operating Officer, and William Duke, the Company’s Chief Financial Officer, will each be entitled to receive a retention cash award of $150,000 and an award of 150,000 restricted stock units. 40% of such retention cash awards will become payable and 40% of the restricted stock unit awards will vest upon the earliest of (i) the signing of a definitive agreement for specified strategic transactions, (ii) June 30, 3023, and (iii) Mr. Sarena’s or Mr. Duke’s, as applicable, earlier termination without cause, subject to certain conditions. The remaining 60% of such retention cash awards will become payable and the remaining 60% of such restricted stock unit awards will vest upon the earliest of (i) the closing of such strategic transaction, (ii) September 30, 2023, and (iii) Mr. Sarena’s or Mr. Duke’s, as applicable, earlier termination without cause, subject to certain conditions.

Item 8.01 Other Events.

On February 27, 2023, the Company issued a press release announcing that it had engaged Ladenburg Thalmann to serve as strategic advisor in its review of strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements related to the Company’s corporate restructuring, and the Company’s ability to explore and consummate a strategic transaction; the anticipated amount of costs associated with the planned corporate restructuring; and the timing of retention payments and vesting of related retention equity awards. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses made by Apexigen’s management in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company, as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. Should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s filings with the SEC, and in its current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apexigen, Inc.

Date:	February 27, 2023	By:	/s/ Francis Sarena
Francis Sarena President and Chief Operating Officer